UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Optex Systems Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Optex Systems Holdings, Inc.

1420 Presidential Drive

Richardson, TX 75081

January 20, 2026

To the Shareholders of Optex Systems Holdings, Inc.:

You are cordially invited to attend the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of Optex Systems Holdings, Inc., a Delaware corporation (the “Company”), to be held virtually at 10:00 a.m. Central Time on March 9, 2026, to consider and vote upon the following proposals:

1.	To elect five nominees to the Company’s Board of Directors (the “Board”), each for a term expiring at the next annual meeting of shareholders of the Company, and until his successor has been duly elected and qualified (to which we refer as “Proposal 1” or the “Director Election” proposal).

2.	To ratify the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 27, 2026 (to which we refer as “Proposal 2” or the “Auditor Ratification” proposal).

To transact such other business as may be properly brought before the Annual Meeting and any adjournment or postponement thereof.

The Annual Meeting will be a virtual meeting to be held as a listen-only conference call by calling 877-407-3088 (Toll Free). There will not be a physical meeting location. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES IN THE DIRECTOR ELECTION PROPOSAL AND “FOR” THE AUDITOR RATIFICATION PROPOSAL.

The Board has fixed the close of business on January 12, 2026, as the record date for determining the shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Accordingly, only shareholders of record at the close of business on January 12, 2026, are entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof.

Please review in detail the accompanying notice and proxy statement for a more complete statement of matters to be considered at the Annual Meeting.

Your vote is very important to us regardless of the number of shares you own. Whether or not you are able to attend the Annual Meeting in person, please read the proxy statement and promptly vote your proxy via the internet, by telephone or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy in order to assure representation of your shares at the Annual Meeting. Granting a proxy will not limit your right to vote virtually at the meeting if you wish to do so.

By Order of the Board of Directors:

/s/ Danny Schoening
Danny Schoening,
Chairman of the Board of Directors

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The 2026 Annual Meeting of shareholders (the “Annual Meeting”) of Optex Systems Holdings, Inc. (the “Company”) will be held virtually beginning at 10:00 a.m. Central Time on March 9, 2026. At the Annual Meeting, the holders of the Company’s outstanding common stock will act on the following matters:

1.	To elect five nominees to the Company’s Board of Directors (the “Board”), each for a term expiring at the next annual meeting of shareholders of the Company, and until his successor has been duly elected and qualified (to which we refer as “Proposal 1” or the “Director Election” proposal).

2.	To ratify the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 27, 2026 (to which we refer as “Proposal 2” or the “Auditor Ratification” proposal).

To transact such other business as may be properly brought before the Annual Meeting and any adjournment or postponement thereof.

The Annual Meeting will be a virtual meeting to be held as a listen-only conference call by calling 877-407-3088 (Toll Free). There will not be a physical meeting location. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com.

Shareholders of record at the close of business on January 12, 2026 are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.

We hope you will be able to attend the Annual Meeting virtually, but in any event, please vote according to the instructions on the enclosed proxy as promptly as possible. If you are able to be virtually present at the Annual Meeting, you may revoke your proxy and vote in person.

We are pleased to take advantage of the U.S. Securities and Exchange Commission (the “SEC”)’s “Notice and Access” rule that allows us to provide shareholders with notice of their ability to access proxy materials via the internet. Under this process, on or about January 22, 2026, we will commence mailing of a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to certain of our shareholders informing them that our proxy statement, Annual Report on Form 10-K for the fiscal year ended September 28, 2025 and voting instructions will be available on the internet as of the same date. The proxy statement will also be made publicly available through the SEC’s EDGAR system at www.sec.gov on or about January 20, 2026. As more fully described in the Notice of Internet Availability, all shareholders may choose to access our proxy materials via the internet or may request printed materials.

Important Notice Regarding the Availability of Proxy Materials for the Annual

Meeting of Shareholders to be Held on March 9, 2026

This proxy statement and our Annual Report on Form 10-K for the fiscal year ended September 28, 2025, are available at www.optex.vote.

Dated: January 20, 2026	By Order of the Board of Directors:

/s/ Danny Schoening
Danny Schoening,
Chairman of the Board of Directors

OPTEX SYSTEMS HOLDINGS, INC.

1420 Presidential Drive

Richardson, TX 75081

ANNUAL MEETING OF SHAREHOLDERS

To Be Held March 9, 2026

PROXY STATEMENT

The Board of Directors (the “Board”) of Optex Systems Holdings, Inc. (the “Company”) is soliciting proxies from its shareholders to be used at the 2026 Annual Meeting of shareholders (the “Annual Meeting”) to be held virtually on March 9, 2026, beginning at 10:00 a.m. Central Time, and at any postponements or adjournments thereof.

This proxy statement contains information related to the Annual Meeting. We intend to provide this proxy statement, the accompany proxy card and notice of Annual Meeting to our shareholders over the internet. This reduces our environmental impact and our costs, while ensuring our shareholders have timely access to this important information. Accordingly, beginning on or about January 22, 2026, we will commence mailing of a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to shareholders of record as of the close of business on January 12, 2026. Beneficial owners of our shares will receive a Notice of Internet Availability on behalf of the brokers, banks or other intermediaries through which they hold shares.

ABOUT THE ANNUAL MEETING

Why am I receiving this proxy statement?

You are receiving this proxy statement because you have been identified as a shareholder of the Company as of the record date, which our Board has determined to be January 12, 2026 (the “Record Date”), and thus you are entitled to vote at the Annual Meeting. This document serves as a proxy statement used to solicit proxies for the Annual Meeting. This document contains important information about the Annual Meeting and the Company and you should read it carefully.

If you are a shareholder of the Company and your shares are registered directly in your name with the Company’s transfer agent, Equity Stock Transfer LLC, you are considered, with respect to those shares, the shareholder of record or record holder, and the Notice of Internet Availability is being sent directly to you by the Company.

If your shares of common stock are held by a bank, broker, agent or other nominee, you are considered the beneficial owner of such shares held in “street name,” and a Notice of Internet Availability will be forwarded to you on behalf of such bank, broker, agent or other nominee through which you hold shares.

Who is entitled to vote at the Annual Meeting?

Only shareholders as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 6,937,358 shares of our common stock issued and outstanding and entitled to vote. Each shareholder is entitled to one vote for each share of our common stock held by such shareholder on the Record Date on each of the proposals presented in this proxy statement.

How do I access the proxy materials over the internet?

Electronic copies of this proxy statement, the accompanying proxy card and notice of Annual Meeting and the Company’s Annual Report on Form 10-K for the fiscal year ended September 28, 2025 are available at www.optex.vote and at https://ir.stockpr.com/optexsys/all-sec-filings. All materials will remain posted at least until the conclusion of the Annual Meeting.

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How do I attend the Annual Meeting?

Shareholders may attend the Annual Meeting via phone call. In order to attend the virtual Annual Meeting, you must:

●	access an audio-only conference call by calling 877-407-3088 (Toll Free) or +1 877-407-3088 (International); and

●	present your unique 12-digit control number.

Record holders can find their unique 12-digit control number on their Notice of Internet Availability.

Beneficial owners who hold their shares in “street name” must follow the following instructions in order to register for the Annual Meeting and obtain their 12-digit control number:

●	obtain a legal proxy from your broker, bank or other agent;

●	email the legal proxy to our transfer agent, Equity Stock Transfer, at proxy@equitystock.com,

○	with “Legal Proxy” appearing in the subject line of the email; and

○	including proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your valid proxy attached to your email), so that your request for registration is received by Equity Stock Transfer no later than 5:00 p.m. Eastern Time on March 5, 2026; and

●	receive a confirmation of your registration, with your unique 12-digit control number, by email from Equity Stock Transfer.

Shareholders may submit live questions on the conference line while attending the virtual Annual Meeting.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the virtual Annual Meeting. If you encounter any difficulties, please call: 877-804-2062 (Toll Free) or email proxy@equitystock.com.

How do I participate in and vote at the Annual Meeting?

If you are a record holder, you can participate and vote your shares in the Annual Meeting by visiting www.optex.vote and entering the 12-digit control number included in the Notice of Internet Availability.

If you are a beneficial owner of shares held in “street name,” you can participate and vote at the meeting by obtaining a legal proxy from your broker, bank or other agent and emailing a copy to proxy@equitystock.com no later than 5:00 p.m. Eastern Time, on March 5, 2026. You will then be able to vote your shares at the meeting by going to www.optex.vote and entering the same control number used to enter the meeting.

Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Annual Meeting.

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How do I vote without participating in the Annual Meeting?

Record holders may vote without participating in the Annual Meeting by any of the following means:

1.	By Internet. The website address for internet voting is www.optex.vote. The deadline for internet voting is 11:59 p.m. Eastern Time on March 8, 2026.
2.	By Email.* Request a paper copy of the proxy materials by following the instructions on the Notice of Internet Availability. Mark, date, sign and email the proxy card to proxy@equitystock.com ATTN: Shareholder Services.
3.	By Mail.* Request a paper copy of the proxy materials by following the instructions on the Notice of Internet Availability. Mark, date, sign and mail promptly the proxy card to Equity Stock Transfer, 237 W 37th Street, Suite 602, New York, NY 10018, ATTN: Shareholder Services.
4.	By Fax.* Request a paper copy of the proxy materials by following the instructions on the Notice of Internet Availability. Mark, date, sign and fax the proxy card to 347-584-3644, ATTN: Shareholder Services.

*All requests for paper copies of the proxy materials must be submitted before February 23, 2026.

If you vote by internet, fax or email, please do not mail your proxy card. Because of possible delays with the mail, we recommend you use the internet.

If you are a beneficial owner of shares held in “street name,” you must email to proxy@equitystock.com a legal proxy from your broker, bank or other agent authorizing you to vote your shares no later than 5:00 p.m. Eastern Time, on March 5, 2026. Once submitted, you will receive a control number enabling you to vote your shares by any of the means set forth above.

If I am a record holder, will my shares be voted if I do not return my proxy card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not vote by a method discussed above or at the Annual Meeting.

If I hold my shares in “street name” by my broker, will my broker vote my shares for me?

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank, agent or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters, as discussed further below. Thus, your broker will not be able to vote your shares of common stock without specific instructions from you for “non-routine” matters.

If your shares are held by your broker, bank, agent or other nominee, you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker or other agent to vote your shares.

What are “broker non-votes”?

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” “Broker non-votes” occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. Since brokers are permitted to vote on “routine” matters without instructions from the beneficial owner, “broker non-votes” do not occur with respect to “routine” matters.

Proposal 1 (the Director Election proposal) is a “non-routine” matter.

Proposal 2 (the Auditor Ratification proposal) is a “routine” matter.

The determination of “routine” and “non-routine” matters is determined by brokers and those firms responsible to tabulate votes cast by beneficial owners of shares held in street name and other nominees. Firms casting such votes have generally been guided by rules of the New York Stock Exchange (“NYSE”) when determining if proposals are considered “routine” or “non-routine”. When a matter to be voted on is the subject of a contested solicitation, banks, brokers and other nominees do not have discretion to vote your shares with respect to any proposal to be voted on.

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What constitutes a quorum for purposes of the Annual Meeting?

A quorum is present if holders of at least a majority of the issued and outstanding shares entitled to vote are present or represented by proxy at the Annual Meeting. This permits the conduct of business at the meeting. On the Record Date, there were 6,937,358 shares of common stock and no shares of preferred stock issued and outstanding and entitled to vote. Accordingly, the holders of 3,468,680 shares eligible to vote must be present or represented by proxy at the Annual Meeting to have a quorum. Proxies received but marked as abstentions or broker non-votes, if any, will be included in the calculation of the number of votes considered to be present at the meeting for purposes of a quorum. Your shares will be counted toward the quorum at the Annual Meeting only if you vote in person at the virtual meeting, you submit a valid proxy or your broker, bank, agent or other nominee submits a valid proxy.

What vote is required to approve each item and how are votes counted?

The following votes are required to approve each proposal, assuming in each case that a quorum is present:

●	Proposal 1 (Director Election proposal) – The election of the directors requires a plurality (the five nominees receiving the most “FOR” votes) of the votes cast on the proposal. You may vote either FOR or WITHHOLD with respect to each nominee. Withheld votes will not affect the outcome of the vote on Proposal 1.

●	Proposal 2 (Auditor Ratification proposal) – The ratification of the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 27, 2026 requires a majority of the votes cast on the proposal. You may vote either FOR, AGAINST or ABSTAIN with respect to this proposal. Abstentions will not count as votes cast for purposes of this proposal and, as a result, abstentions will not affect the outcome of the vote on Proposal 2.

How are shares voted that are represented by proxy?

Shares represented by proxies will be voted as specified in such proxies, and if no choice is specified, will be voted in accordance with the Board’s recommendations consistent with Delaware law and NYSE rules: “FOR” each of the nominees in the Director Election proposal and “FOR” the Auditor Ratification proposal. With respect to any other matter that properly comes before the Annual Meeting, the proxy holder(s) will vote as recommended by the Board or, if no recommendation is given, in his, her or their own discretion.

Can I change my vote?

Yes. Any record holder voting by proxy has the right to revoke their proxy at any time before the polls close at the Annual Meeting by sending a written notice stating that they would like to revoke his, her or its proxy to the Secretary of the Company and by email to proxy@equitystock.com; by providing a duly executed proxy card bearing a later date than the proxy being revoked; or by attending the Annual Meeting virtually and voting in person. Attendance alone at the Annual Meeting will not revoke a proxy.

Beneficial owners owning common stock in “street name” that have instructed their broker, bank, agent or other nominee to vote their shares of common stock must follow directions received from their broker, bank, agent or other nominee to change those instructions.

Who is soliciting this proxy? Who is paying for this proxy solicitation?

We are soliciting this proxy on behalf of the Board. The Company will bear the costs of and will pay all expenses associated with this solicitation, including the printing and mailing of the Notice of Internet Availability, the filing of this proxy statement, the proxy card and any additional information furnished to shareholders and the printing and mailing of proxy materials to any shareholder upon his or her request. In addition to mailing the Notice of Internet Availability and proxy materials, as described above, certain Company officers and other employees may, without compensation other than their regular compensation, solicit proxies through further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses for forwarding the Notice of Internet Availability to the beneficial owners of the Company’s common stock and for obtaining proxies.

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What should I do if I receive more than one Notice of Internet Availability?

You may receive more than one Notice of Internet Availability. For example, if you hold your shares in more than one brokerage account, you may receive a separate notice for each brokerage account in which you hold shares. If you are a record holder and your shares are registered in more than one name, you will receive more than one Notice of Internet Availability. Please vote your shares applicable to each notice that you receive.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days of the Annual Meeting.

Who can provide me with additional information and help answer my questions?

If you would like a printed copy, without charge, of this proxy statement and/or the Company’s Annual Report on Form 10-K for the fiscal year ended September 28, 2025, or if you have questions about the proposals being considered at the Annual Meeting, you should contact Karen L. Hawkins, the Company’s Chief Financial Officer (“CFO”) and Secretary, by telephone at (972) 764-5700.

Householding of Annual Disclosure Documents

The SEC previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on shareholders’ behalf to send a single Notice of Internet Availability to any household at which two or more of our shareholders reside, if either we or the brokers believe that such shareholders are members of the same family. This practice, referred to as “householding,” benefits both shareholders and us. It reduces the volume of duplicate information received by shareholders and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once shareholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until shareholders are otherwise notified or until they revoke their consent to the practice. Each shareholder will continue to receive access to a separate proxy card or voting instruction card.

Those shareholders who either (i) do not wish to participate in “householding” and would like to receive their own notices of our annual disclosure documents in future years or (ii) who share an address with another one of our shareholders and who would like to receive only a single notice of our annual disclosure documents should follow the instructions described below:

●	Shareholders whose shares are registered in their own name should contact our transfer agent, Equity Stock Transfer LLC, and inform them of their request by calling them at (212) 575-5757 or writing them at Equity Stock Transfer LLC, 237 West 37th Street, Suite 602, New York, NY 10018.

●	Shareholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly, and inform them of their request. Shareholders should be sure to include their name, the name of their brokerage firm and their account number on such request.

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MANAGEMENT AND CORPORATE GOVERNANCE

Corporate Leadership Structure

Our Board directs the management of the business and affairs of our company as provided in our certificate of incorporation, our amended and restated bylaws and the General Corporation Law of Delaware. Members of our Board keep informed about our business through discussions with senior management, by reviewing analyses and reports sent to them, and by participating in regularly scheduled Board and committee meetings.

As of, January 12, 2026, our Board consists of five directors, which includes three independent directors and two non-independent directors as discussed below. Our directors serve for a one-year term and until their successors are elected and duly qualified.

Danny R. Schoening currently serves as Chairman of the Board. Chad M. George currently serves as President and Chief Executive Officer (“CEO”). The Board does not have a formal policy with respect to separation of the offices of Chairman of the Board and CEO, and the Board believes that it should maintain flexibility to select the Company’s CEO, Chairman and Board leadership structure from time to time. The Board believes that it is currently in the Company’s best interest, and that of its shareholders, for Mr. George to serve as CEO and Mr. Schoening to serve as Chairman. The Board believes that separating these positions allows the CEO to focus on day-to-day business operations, while allowing the Chairman of the Board to lead the Board in its primary role of review and oversight of management. We believe that our directors provide effective oversight of the risk management function, especially through dialogue between the full Board and our management.

Our Board believes that sound governance practices and policies provide an important framework to assist them in fulfilling their duty to shareholders. Our Board actively supports management’s adoption and implementation of many “best practices” in the area of corporate governance, including its annual review of internal control changes, compensation practices, executive management and auditor retention. Our description of the Board’s oversight of cybersecurity risks contained in Item 1C of our Annual Report on Form 10-K for the fiscal year ended September 28, 2025 is incorporated herein by reference.

Directors and Executive Officers

The following table sets forth information regarding the members of our Board and our executive officers and key employees as of the Record Date.

Name	Age	Position

Bill Bates	63	General Manager, Applied Optics Center (Key Employee)
Hugh Bond	42	General Manager, Optex Systems – Richardson (Key Employee)
Chad M. George	48	Director, Chief Executive Officer, President
Karen L. Hawkins	60	Chief Financial Officer
Dayton Judd	54	Director, Audit Committee Chair
Dale E. Lehmann	67	Director, Compensation Committee Chair
R. Rimmy Malhotra	49	Director, Nominating Committee Chair
Danny R. Schoening	61	Chairman and Director, Facilities Security Officer

Bill Bates (63) joined the Company in 2014. He has 35 years of experience related to optical component and system manufacturing. He is currently the General Manager of the Applied Optics Center in Dallas, Texas where he oversees the Thin-film Coating and Optical Assembly Operations where he has served since November of 2014. He has held various positions throughout his thirty-five years of experience within Litton Industries, Northrop Grumman Corporation, and L-3 Communications. He previously served as Vice President and General Manager within the Warrior Systems Division of L-3 Communications. Mr. Bates received a Bachelor of Science of Business Administration from DeVry University and an MBA from the University of Texas at Dallas.

Hugh Bond (42) joined the Company in 2007 as a Manufacturing Engineer. During his tenure, he has contributed to all aspects of the Company, serving as Program Manager, Engineering Manager, and Operations Manager before assuming his role as General Manager of the Optex Systems site in Richardson, Texas on July 21, 2025. Mr. Bond brings 18 years of dedicated service to the Company, during which he has demonstrated consistent growth and taken on increasing levels of responsibility across key areas of the business. Mr. Bond received a Bachelor of Science in Mechanical Engineering from the University of Oklahoma.

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Chad M. George (48) has served as President of the Company since August 11, 2025, and was appointed CEO effective as of December 20, 2025. Previously, he spent 20 years in senior operations and supply chain roles in the defense sector. Between January 2022 and August 2025, he served as Vice President of Operations and Supply Chain at Leonardo DRS, where he played a key role in streamlining production processes and enhancing strategic sourcing capabilities. He also worked as Factory Manager and Operations Leader at Raytheon from April 2009 through March 2021. He holds a Bachelor’s Degree in Industrial Engineering from Oklahoma State University and a Master of Business Administration from the University of Texas at Dallas.

Karen L. Hawkins (60) was appointed as our CFO on November 19, 2014. Ms. Hawkins had previously served as our Vice President, Finance and Controller, since the date of the reorganization, March 30, 2009, and was the controller of Optex Systems, Inc. (Delaware), effective September 28, 2009. She began her employment with Optex Systems, Inc. (Texas) in April 2007. Ms. Hawkins has over 30 years’ experience in Financial Accounting and Management, primarily focused in the Defense and Transportation Industries. She has a strong background in both Financial & Cost Accounting, with extensive Government Pricing, Financial Analysis, and Internal Auditing experience. Her past history also includes Program Management, Materials Management and Business Development. She brings over 25 years’ direct experience in Government Contracting with a strong knowledge of Cost Accounting Standards Board and Federal Acquisition Regulation. Her previous employment includes General Dynamics — Ordinance and Tactical Division, Garland (formerly known as Intercontinental Manufacturing) for over 13 years from November, 1994 through March, 2007. During her tenure there she served in the roles of Controller (Accounting & IT), Program Manager over a $250M three-year Army Indefinite Delivery/Indefinite Quantity (Indefinite Delivery/Indefinite Quantity) type contract, as well as Materials Manager with oversight of Purchasing, Production Control & Warehousing functions. Prior to her employment at General Dynamics, Ms. Hawkins served in various finance and accounting positions at Luminator, a Mark IV Industries Co, and Johnson Controls, Battery Division - Garland. Karen received her Bachelor’s Degree in Business Administration in Accounting from Stephen F. Austin State University in Texas in 1986 and became a Certified Public Accountant in 1992.

Dayton Judd (54) joined the Board in October 2022 and holds the role of Audit Committee Chair. He is the founder and Managing Partner of Sudbury Capital Management, LLC (“Sudbury”). He also serves as the Chairman and CEO of FitLife Brands, Inc. (NASDAQ: FTLF) (“FitLife”). He has served as a director of FitLife since June 2017 and CEO since February 2018. He also currently serves as a director of LifeVantage Corp. (NASDAQ: LFVN). Prior to founding Sudbury, Mr. Judd worked from 2007 through 2011 as a Portfolio Manager at Q Investments, a multi-billion dollar hedge fund in Fort Worth, Texas. Prior to Q Investments, he worked with McKinsey & Company from 1996 through 1998, and again from 2000 through 2007. He graduated from Brigham Young University in 1995 with a Bachelor’s Degree, summa cum laude, and a Master’s Degree, both in Accounting. He also earned an M.B.A. with high distinction from Harvard Business School in 2000, where he was a Baker Scholar. Mr. Judd has previously served on the board of directors for RLJ Entertainment (NASDAQ: RLJE) from 2015 until the sale of the company in 2018, and for Otelco (NASDAQ: OTEL) from 2019 until the sale of the company in 2021. He has also served on the board of directors for several private companies. Mr. Judd is a Certified Public Accountant. The Board has determined that Mr. Judd is suited to sit on our Board because of his qualifications as a financial matters expert and his experience as director and CEO of, and investor in, other public companies.

Dale E. Lehmann (67) joined the Board in November 2019 as an industry expert having over 30 years of management, strategy, product development, delivery and operational experience in the electro-optical industry. Mr. Lehmann was the Director of Business Development & Strategy for General Dynamics Global Imaging Technologies Group from 2014 through 2017. Prior to that, Dale was the Senior Vice President & General Manager of the Infrared Products Group for L-3 Communications/Cincinnati Electronics from 1995 through 2014. Mr. Lehmann currently sits on the board of directors for Adimec USA, a provider of application specific imaging solutions. The Board has determined that Mr. Lehmann is suited to sit on our Board because of his extensive experience with companies in similar industries.

R. Rimmy Malhotra (49) joined the Board in November 2019 and holds the role of Nominating Committee Chair. From 2013 to the present, Mr. Malhotra has served as the Managing Member and Portfolio Manager for Nicoya Fund LP, a private investment partnership. Previously, from 2008 to 2013 he served as portfolio manager of the Gratio Values Fund, a mutual fund registered under the Investment Company Act of 1940. Prior to this, he was an Investment Analyst at a New York-based hedge fund. Mr. Malhotra also serves as a member of the boards of directors of HireQuest, Inc. (NASDAQ: HQI), Genasys Inc. (NASDAQ: GNSS) and FRMO Corp. (OTC Pink: FRMO), and until recently served on the boards of directors of InfuSystem Holdings, Inc. (NYSE: INFU) and Scott’s Liquid Gold-Inc. (OTC Pink: SLGD). He earned an MBA in Finance from The Wharton School and a Master’s degree in International Relations from the University of Pennsylvania where he was a Lauder Fellow. Mr. Malhotra holds undergraduate degrees in Computer Science and Economics from Johns Hopkins University. The Board has determined that Mr. Malhotra is suited to sit on our Board because of his extensive experience with public equity, including his service on the boards of directors of multiple public companies, and his qualifications as a financial matters expert.

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Danny R. Schoening (61) serves as Chairman of the Board of the Company. He joined Optex Systems, Inc. (Texas) in January 2008. Upon the acquisition of the assets of Optex Systems, Inc. (Texas) by Optex Systems, Inc. (Delaware), Mr. Schoening became the Chief Operating Officer (“COO”) of Optex Systems, Inc. (Delaware), as of September 28, 2008. He commenced service with the Company as its COO as of the date of the reorganization, March 30, 2009, and was appointed CEO and director in 2013. He served as CEO until December 20, 2025. From February 2004 to January 2008, Mr. Schoening was the Vice President of Operations for The Finisar Corporation (“Finisar”) AOC Division for four years, where he led a team of up to 200 employees to produce vertical cavity lasers for the data communications industry. Prior to Finisar, Mr. Schoening was the Director of Operations for multiple divisions of Honeywell International (“Honeywell”), serving the Automotive, Medical, Aerospace, and Consumer Commercial Markets. During this 17-year period, Mr. Schoening was recognized with Honeywell’s Lund Award, their highest award for developing employee resources. Mr. Schoening has experience with the following technologies: Mechanical Assembly Processes, Micro-Electronic Assembly Processes, Laser Manufacturing, Plastic Molding, Metal Machining, Plating, Thick Film Printing, Surface Mount Technology, Hall Effect Technology and MEMS based Pressure Devices. Mr. Schoening received a Bachelor’s of Science in Manufacturing Engineering Technology from the University of Nebraska, an MBA from Southern Methodist University, and holds three U.S. patents. The Board has determined that Mr. Schoening is suited to sit on our Board because of his industry experience and his past experience as CEO of the Company.

Family Relationships

There are no family relationships among the officers and directors.

Director Skills and Qualifications

Our Board and Nominating Committee believe that the skills and qualifications identified in the table below are particularly relevant to the Company when evaluating director nominees, both from an individual and collective standpoint. The fact that a particular skill or qualification is not designated does not necessarily mean the director nominee does not possess that particular attribute. We believe the combination of skills and qualifications shown below demonstrates how the Board is well-positioned to provide strategic oversight and guidance to management.

Director Skills and Qualifications	Schoening	George	Lehmann	Malhotra	Judd	Number of Directors with Skill
Human Resources, Compensation, and Human Capital	●	●	●	●		4/5
Finance and Accounting	●	●	●	●	●	5/5
Governance and/or Public Company Experience	●		●	●	●	4/5
Mergers and Acquisitions	●		●	●	●	4/5
Sales and Marketing	●		●	●	●	4/5
Risk Management	●	●	●	●	●	5/5
Corporate Management and Strategy	●	●	●	●	●	5/5
Industry and/or Operational Experience	●	●	●	●		4/5

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Board Meetings

We are incorporated under the laws of the State of Delaware. The interests of our shareholders are represented by the Board, which oversees our business and management.

The Board meets regularly during the year and holds special meetings and acts by unanimous written consent whenever circumstances require. The Board held five meetings (including special meetings) and took action by unanimous written consent four times during our fiscal year ended September 28, 2025. In the fiscal year ended September 28, 2025, all directors attended a minimum of 75% of the meetings of the Board and of the committees on which they served.

Board Independence

Our Board has affirmatively determined that three of our directors standing for re-election (all except Messrs. George and Schoening) meet the independence requirements of The NASDAQ Stock Market LLC (“NASDAQ”). In reaching its conclusions, the Board considered all relevant facts and circumstances with respect to any direct or indirect transactions or relationships between each director, or any of his family members and affiliates, and the Company, our senior management and our independent registered public accounting firm.

Board Committees

The Company has a separately-designated Audit Committee, of which Mr. Judd serves as the chair and the “audit committee financial expert.” The Company has a separately-designated Compensation Committee, of which Mr. Lehmann serves as the chair. The Company has a separately-designated Nominating Committee, of which Mr. Malhotra serves as the chair. Each committee consists of independent directors Messrs. Judd, Malhotra and Lehmann.

Audit Committee

The purpose of the Audit Committee is to serve as representative of the Board for the general oversight of the Company affairs relating to the (i) the quality and integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent auditor’s qualifications and independence; and (iv) the performance of the Company’s financial reporting and internal control processes.

The Audit Committee had four meetings and took one action by unanimous written consent during our fiscal year ended September 28, 2025.

The Audit Committee’s charter is accessible on the Company’s website, www.optexsys.com, under “Optex – Investor Relations – Governance – Governance Documents”.

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Audit Committee Report

Management has the primary responsibility for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”) and issuing an opinion thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. As part of its ongoing activities, the Audit Committee has:

●	reviewed and discussed with management and the independent registered public accounting firm the Company’s audited consolidated financial statements for the fiscal year ended September 28, 2025;

●	discussed with the independent registered public accounting firm the matters required to be discussed by PCAOB Auditing Standard No. 1301 (Communications with Audit Committees), and SEC Regulation S-X, Rule 2-07 (Communication with Audit Committee);

●	received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm its independence from the Company; and

based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 28, 2025, for filing with the SEC.

Audit Committee

Dayton Judd

Dale Lehman

Rimmy Malhotra

Compensation Committee

The Compensation Committee is authorized (and has corresponding responsibilities) to (i) discharge the responsibilities of the Board relating to compensation of the CEO and other reportable officers (defined in the same manner as “officer” in Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)); (ii) produce annually the Compensation Committee report on Executive Compensation for inclusion in the Company’s proxy statement (if required); (iii) ensure that the Company’s compensation plans for the CEO and other reportable officers are competitive and support the Company’s overall business strategy; (iv) review, evaluate and recommend for board approval the director and reportable officer compensation plans; (v) review and discuss with management any compensation, discussion and analysis to be included in the Company’s annual proxy statement (as applicable); and (vi) to monitor the Company’s overall compensation policies and employment benefit plans.

Historically, the Company’s CEO has recommended the amount or form of compensation for the Company’s CFO. The Compensation Committee has the authority to retain special legal or other advisors or consultants as it deems necessary or appropriate to carry out its duties.

The Compensation Committee had one meeting and took two actions by unanimous written consent during our fiscal year ended September 28, 2025.

The Compensation Committee’s charter is accessible on the Company’s website, www.optexsys.com, under “Optex – Investor Relations – Governance – Governance Documents”.

Nominating Committee

The purpose of the Nominating Committee is (i) to identify individuals qualified to become members of the Board consistent with criteria agreed to by the Board; (ii) to recommend to the Board nominees for election to the Board or to recommend candidates to fill vacancies on the Board and (iii) to address related matters.

The Nominating Committee had no meetings and took action by unanimous written consent twice during our fiscal year ended September 28, 2025.

The Nominating Committee’s charter is accessible on the Company’s website, www.optexsys.com, under “Optex – Investor Relations – Governance – Governance Documents”.

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Board Nominations

The Board nominates directors for election at each annual meeting of shareholders and appoints new directors to fill vacancies when they arise. The Nominating Committee has the responsibility to identify, evaluate, recruit, and recommend qualified candidates to the Board for nomination or election.

One of the Board’s objectives in evaluating director nominations is to ensure that its membership is composed of experienced and dedicated individuals with a diversity of backgrounds, perspectives, and skills, including the mix of skills disclosed in the section labeled “Director Skills and Qualifications” above.

The Nominating Committee will furthermore select nominees for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all shareholders. We do not have a formal diversity policy, however, the Nominating Committee endeavors to have a Board representing diverse viewpoints as well as diverse expertise at policy-making levels in many areas, including business, accounting and finance, marketing and sales, business development, human capital management, public company governance, growth through mergers and acquisitions, risk management and in other areas that are relevant to our activities.

The Nominating Committee believes that nominees for director should have experience, such as those mentioned above, that may be useful to the Company and the Board, high personal and professional ethics and the willingness and ability to devote sufficient time to carry out their duties as directors effectively.

Prior to each annual meeting of shareholders, the Nominating Committee identifies nominees first by evaluating the current directors who are willing to continue in service. In the event that a director does not wish to continue in service, the Nominating Committee determines not to re-nominate a director, a vacancy is created on the Board as a result of a resignation, an increase in the size of the Board, or other relevant event, the Nominating Committee will consider various candidates for Board membership, including those suggested by the Nominating Committee members, by other Board members, by any executive search firm engaged by the Nominating Committee, by management, or by shareholders. All candidates, including those recommended by shareholders, are evaluated based on the criteria described above and the needs of the Board with respect to the talents and experience of its directors.

The Nominating Committee will consider director candidates recommended by shareholders in accordance with the procedures set forth below and in our amended and restated bylaws. Shareholders wishing to bring a nomination for a director candidate before a shareholders meeting must give written notice to our Secretary at our principal executive office, either by personal delivery or by United States mail, postage prepaid. The shareholder’s notice must be received by the Secretary (a) with respect to an annual meeting of shareholders, not later than the close of business on the 90th day nor earlier than the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the shareholder must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us; and (b) with respect to a special meeting of shareholders for the election of directors, not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the date on which public announcement of the date of such meeting and the nominees proposed by the Board to be elected at such meeting is first made by us. The shareholder’s notice must set forth all information relating to each person whom the shareholder proposes to nominate and relating to the shareholder making the nomination that is required under our amended and restated bylaws and, in addition, the information that is required to be disclosed under applicable rules and regulations of the SEC, including the written consent of the person proposed to be nominated to being named in the proxy statement as a nominee and to serving as a director if elected.

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Shareholder Communications with the Board of Directors

Shareholders may communicate directly with the Board or any Board member by writing to them at Optex Systems Holdings, Inc., 1420 Presidential Drive, Richardson, TX 75081. The outside of the envelope should prominently indicate that the correspondence is intended for the Board or for a specific director. Alternatively, such communication may occur in electronic form by email directed to Karen Hawkins, our Secretary, at khawkins@optexsys.com. The Secretary will forward all such written communications to the director to whom it is addressed or, if no director is specified, to the entire Board

Director Attendance at Annual Meetings of Shareholders

Directors are encouraged to attend annual meetings, although such attendance is not required. All four directors then in office attended the Company’s 2025 Annual Meeting of Shareholders.

Code of Ethics

Our Board has adopted a Code of Business Conduct and Ethics for the Directors, Officers and Employees of the Company (the “Code”), which has been distributed to all directors and executive officers, and is available to employees and given to new employees at the time of hire. The Code applies, among other persons, to our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. A copy of our Code can be found under the “Investor Relations” section of our website (www.optexsys.com) under the “Governance” section and “Governance Documents” subsection. We also intend to disclose any amendments or waivers of our Code on our website. We undertake to provide a copy of the Code to anyone without charge who requests a copy in writing addressed to: Optex Systems Holdings, Inc., Attn: Secretary, 1420 Presidential Drive, Richardson, TX 75081.

Insider Trading Policy

We have adopted an Insider Trading Policy (the “Insider Trading Policy”) containing policies and procedures governing the purchase, sale and/or other dispositions of our securities by our directors or employees (including our executive officers), or by us. Such policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to us. A copy of our Insider Trading Policy is attached as Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 28, 2025, filed on December 17, 2025.

Policy against Hedging

Under our Insider Trading Policy, no insider may engage in hedging transactions involving Company securities, including forward sale or purchase contracts, equity swaps, collars or exchange funds.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth, for the fiscal years indicated, all compensation paid, distributed or accrued for services, including salary and bonus amounts, rendered in all capacities by our named executive officers.

Name and Principal Position	Fiscal Year	Salary	Bonus (1)	Stock Awards (2)	Non-Equity Incentive Plan Compensation(1)	All Other Compensation	Total
Chad George,	2025	$28,246	$-	$48,000	$14,091	$-	$90,337
CEO & President	2024	-	-	-	-	-	-

Karen Hawkins	2025	238,326	-	-	84,922	-	323,248
CFO	2024	228,469	-	55,092	58,325	-	341,886

Danny Schoening,	2025	321,669	$-	-	113,218	-	434,887
Board Chairman and CEO(3)	2024	312,653	200	157,404	80,870	-	551,127

(1)	Amounts shown represent bonuses earned in the fiscal year indicated, even if paid in the subsequent fiscal year. Discretionary bonuses are shown in the “Bonus” column. Non-discretionary bonuses are shown in the “Non-Equity Incentive Plan Compensation” column. During the twelve months ended September 28, 2025, there were no discretionary bonuses paid. During the twelve months ended September 29, 2024, Danny Schoening received a $200 service award for years of service with the Company.

(2)	The amounts in the “Stock awards” column reflect the dollar amounts recognized as the executive portion of compensation expense for financial statement reporting purposes for each named executive officer, as required by FASB ASC 718, disregarding any estimates for forfeitures relating to service-based vesting conditions. The amounts include, for fiscal year 2025, the grant date fair value of restricted shares issued to Chad George upon his employment on August 12, 2025, which vest on January 1, 2026 and which were recognized over the service period determined as of the grant date under FASB ASC 718, disregarding any estimates for forfeitures. The amounts include, for fiscal year 2024, the grant date fair value of performance shares granted in the 2023 fiscal year, reported based on the probable outcome of the performance conditions as of the grant date and consistent with the aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC 718, disregarding any estimates for forfeitures. On May 3, 2023, the Board approved a grant of 100,000 and 35,000 performance shares to Mr. Schoening and Ms. Hawkins, respectively. Each performance share represented a contingent right to receive one share of common stock. The performance shares vested in five equal increments as the average VWAP per share of common stock over a 30 consecutive trading day period equaled or exceeded $3.70, $4.45, $5.35, $6.40, and $7.70. The maximum potential value of Mr. Schoening’s performance share award (based on all 100,000 shares at the highest vesting price of $7.70) was $770,000. The maximum potential value of Ms. Hawkins’ performance share award (based on all 35,000 shares at the highest vesting price of $7.70) was $269,500. During the twelve months ended September 29, 2024, the stock price reached $7.70 per share and all performance shares were vested during the period.

(3)	Mr. Schoening resigned from his position as CEO of the Company, effective December 20, 2025. Mr. Schoening remains on the Board and continues to serve as Chairman of the Board and as the Company’s facilities security officer.

On December 17, 2025, the Board approved a grant of 50,000 and 17,500 performance shares to Mr. George and Ms. Hawkins, respectively. Each performance share represents a contingent right to receive one share of common stock. The performance shares vest in five equal increments if, in each case and during a five-year performance period beginning on December 17, 2025 and ending on September 29, 2030, the average VWAP per share of common stock equals or exceeds $17.54, $21.05, $25.26, $30.31, and $36.37. The maximum potential value of Mr. George’s performance share award (based on all 50,000 shares at the highest vesting price of $36.37) is $1,818,500. The maximum potential value of Ms. Hawkins’ performance share award (based on all 17,500 shares at the highest vesting price of $36.37) is $636,475.

Employment Agreements

Chad M. George

Effective December 20, 2025, the Company entered into a new employment agreement with Chad George. Pursuant to the agreement, Mr. George will serve as the Company’s President and CEO through December 31, 2028. Thereafter, the term of the agreement will automatically extend for successive additional 12-month periods unless Mr. George or the Company provides written notice of termination at least 90 days prior to the end of the term then in effect.

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Mr. George’s initial annual base salary under the new agreement is $300,000, which may be increased by the Compensation Committee and/or by the Board in their sole discretion but may not be decreased without Mr. George’s consent. Mr. George’s base salary will increase at 3.5% annually in accordance with the then-current Company policy. Mr. George will be eligible for a performance bonus based upon a one-year operating plan adopted by the Company’s Board. The bonus will be based on financial and/or operating metrics decided annually by the Board or the Compensation Committee and tied to such one-year plan. The target bonus will equate to 30% of Mr. George’s base salary. The Board will have discretion in good faith to alter the performance bonus upward or downward by 20%. Mr. George is entitled to 200 hours paid vacation and paid time off (PTO) each year and all other benefits accorded to our other senior executives.

The employment agreement may be terminated by either party upon written notice. Other events of termination consist of: (i) death or permanent disability of Mr. George; (ii) termination by the Company for cause (including in connection with the conviction of a felony, commission of fraudulent, illegal or dishonest acts, certain willful misconduct or gross negligence, continued failure to perform material duties or cure material breach after written notice, violation of securities laws and material breach of the employment agreement), (iii) termination by the Company without cause and (iv) termination by Mr. George for good reason (including continued breach by the Company of its material obligations under the agreement after written notice, the requirement for Mr. George to move more than 100 miles away for his employment without consent, and merger or consolidation that results in more than 66% of the combined voting power of the Company’s then outstanding securities or those of its successor changing ownership or the sale of all or substantially all of its assets, without the surviving entity assuming the obligations under the agreement). For a termination by the Company for cause or upon death or permanent disability of Mr. George, Mr. George will be paid accrued and unpaid salary and any bonus earned through the date of termination and will have the right to continue health care benefits under the Consolidated Omnibus Budget Reconciliation Act of 1986, as amended (“COBRA”) to the extent required and available by law and subject to the Company maintaining a group health plan. For a termination by the Company without cause or by Mr. George with good reason, Mr. George will also be paid six months’ base salary in effect.

Karen L. Hawkins

Effective January 1, 2024, the Company entered into a new employment agreement with Karen Hawkins. Pursuant to the agreement, Ms. Hawkins will continue to serve as the Company’s CFO through December 31, 2026. Thereafter, the term of the agreement will automatically extend for successive additional 12-month periods unless Ms. Hawkins or the Company provides written notice of termination at least 90 days prior to the end of the term then in effect. Ms. Hawkins’ initial annual base salary under the new agreement is $224,328. Ms. Hawkins’ base salary will be reviewed annually in accordance with the then-current Company policy.

Ms. Hawkins will be eligible for a performance bonus based upon a one-year operating plan adopted by the Company’s Board. The bonus will be based on financial and/or operating metrics decided annually by the Board or the Compensation Committee and tied to such one-year plan. The target bonus will equate to 30% of Ms. Hawkins’ base salary. The Board will have discretion in good faith to alter the performance bonus upward or downward by 20%. Ms. Hawkins is entitled to 200 hours paid vacation and paid time off (PTO) each year and all other benefits accorded to our other senior executive(s).

The employment agreement may be terminated by either party upon written notice. Other events of termination consist of: (i) death or permanent disability of Ms. Hawkins; (ii) termination by the Company for cause (including in connection with the conviction of a felony, commission of fraudulent, illegal or dishonest acts, certain willful misconduct or gross negligence, continued failure to perform material duties or cure material breach after written notice, violation of securities laws and material breach of the employment agreement), (iii) termination by the Company without cause and (iv) termination by Ms. Hawkins for good reason (including continued breach by the Company of its material obligations under the agreement after written notice, the requirement for Ms. Hawkins to move more than 100 miles away for her employment without consent, and merger or consolidation that results in more than 66% of the combined voting power of the Company’s then outstanding securities or those of its successor changing ownership or a sale of all or substantially all of its assets, without the surviving entity assuming the obligations under the agreement). For a termination by the Company for cause or upon death or permanent disability of Ms. Hawkins, Ms. Hawkins will be paid accrued and unpaid salary and any bonus earned through the date of termination and will have the right to continue health care benefits under COBRA to the extent required and available by law and subject to the Company maintaining a group health plan. For a termination by the Company without cause or by Ms. Hawkins with good reason, Ms. Hawkins will also be paid six months’ base salary in effect.

Danny R. Schoening

On November 28, 2022, the Company entered into a new employment agreement with Danny Schoening. Pursuant to the agreement, which is dated as of December 1, 2022, Mr. Schoening was to serve as the Company’s President and CEO through November 30, 2025. Mr. Schoening’s base salary initially is $304,912 per annum, and was to be increased to $314,060 on December 1, 2023 and $323,481 on December 1, 2024. Mr. Schoening resigned from his position as CEO of the Company effective December 20, 2025. Mr. Schoening remains on the Board and continues to serve as Chairman of the Board and as the Company’s facilities security officer.

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Under Mr. Schoening’s employment agreement, he was eligible for a performance bonus based on a one-year operating plan adopted by the Board. The bonus was based on financial and/or operating metrics decided annually by the Board or its Compensation Committee and tied to such one-year plan. The target bonus equated to 30% of Mr. Schoening’s base salary. The Board had discretion in good faith to alter the performance bonus upward or downward by 20%. Mr. Schoening was entitled to 200 hours paid vacation and paid time off (PTO) each year and all other benefits accorded to our other senior executive(s).

The employment agreement could be terminated by either party upon written notice. Other events of termination consist of: (i) death or permanent disability of Mr. Schoening; (ii) termination by the Company for cause (including in connection with the conviction of a felony, commission of fraudulent, illegal or dishonest acts, certain willful misconduct or gross negligence, continued failure to perform material duties or cure material breach after written notice, violation of securities laws and material breach of the employment agreement), (iii) termination by the Company without cause and (iv) termination by Mr. Schoening for good reason (including continued breach by the Company of its material obligations under the agreement after written notice, the requirement for Mr. Schoening to move more than 100 miles away for his employment without consent, and merger or consolidation that results in more than 66% of the combined voting power of the Company’s then outstanding securities or those of its successor changing ownership or a sale of all or substantially all of its assets, without the surviving entity assuming the obligations under the agreement). For a termination by the Company for cause or upon death or permanent disability of Mr. Schoening, Mr. Schoening would be paid accrued and unpaid salary and any bonus earned through the date of termination and will have the right to continue health care benefits under COBRA to the extent required and available by law and subject to the Company maintaining a group health plan. For a termination by the Company without cause or by Mr. Schoening with good reason, Mr. Schoening would also be paid six months’ base salary in effect.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding the outstanding equity awards held by the named executive officers at September 28, 2025.

Name	Number of Shares or Units of Stock that have not Vested	Market Value of Shares or Units of Stock that have not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested
Chad George	10,000	$130,800	-	$-

Karen Hawkins	-	-	-	-

Danny Schoening	-	-	-	-

Please see the paragraph immediately following the Summary Compensation Table for equity grants made on December 17, 2025.

Post-Termination Compensation

We have not entered into change of control agreements with any of our named executive officers.

The change of control provisions that govern awards made under our 2023 Equity Incentive Plan (the “2023 Plan”) are described below.

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Except to the extent the Compensation Committee provides a result more favorable to holders of awards, in the event of a change of control:

●	each holder of a stock option shall have the right (a) at any time after the change of control to exercise the stock option in full whether or not it was exercisable before the change of control; and (b) by sending us written notice within 60 days after the change of control, to receive in exchange for the stock option cash equal to the excess of the change of control price (as defined in the 2023 Plan) of the shares covered by the stock option over the exercise price of such option; provided that this right does not exist with respect to any portion of an option that was forfeited or cancelled upon a participant’s termination of employment or service prior to the date of the change of control;

●	each holder of restricted stock and/or restricted stock unit(s) that are not vested before a change of control will vest on the date of the change of control, and each holder of such restricted stock and/or restricted stock unit(s) may receive, by sending us written notice within 60 days after the change of control, in exchange for the restricted stock and/or restricted stock unit(s), cash equal to the change of control price of such restricted stock and/or restricted stock unit(s) on the date of surrender;

●	each holder of a performance share and/or performance unit for which the performance period has not expired may receive, by sending us written notice within 60 days after the change of control, in exchange for the performance share and/or performance unit, cash equal to the value of the performance share and/or performance unit (as determined in accordance with the 2023 Plan) multiplied by a percentage based on the number of months elapsed from the beginning of the performance period to the date of the change of control divided by the number of months in the performance period;

●	each holder of a performance share and/or performance unit that has been earned but not yet paid will receive cash equal to the value of the performance share and/or performance unit (as determined in accordance with the 2023 Plan); and

●	each holder of a stock appreciation right shall have the right (a) at any time after the change of control to exercise the stock appreciation right in full whether or not it was exercisable before the change of control; and (b) by sending us written notice within 60 days after the change of control, to receive in exchange for the stock appreciation right cash equal to the excess of the change of control price of the shares covered by the stock appreciation right over the exercise price of such stock appreciation right; provided that this right does not exist with respect to any portion of a stock appreciation right that was forfeited or cancelled upon a participant’s termination of employment or service prior to the date of the change of control.

For these purposes, the value of a performance share is equal to, and the value of a performance unit the value of which is equal to the fair market value of one or more shares, is based on the change of control price.

“Change of control” is defined to mean the occurrence of any one of the following events:

●	any “person” (as defined in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) of the Exchange Act, but not including (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) an entity owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities that are beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 50% or more of either the then outstanding shares of Company’s common stock or the combined voting power of the Company’s then outstanding voting securities; or

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●	the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date of the Company’s 2023 annual meeting of shareholders, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least one-half of the directors then still in office who either were directors on the date of the Company’s 2023 annual meeting of shareholders, or whose appointment, election or nomination for election was previously so approved; or

●	consummation of a merger or consolidation of the Company with any other corporation or approval of the issuance of voting securities of the Company in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 50% or more of either the then outstanding shares of Company’s common stock or the combined voting power of the Company’s then outstanding voting securities;

●	the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or the Company consummates the sale or disposition of all or substantially all of the Company’s assets (in one transaction or a series of related transactions within any period of 24 consecutive months), other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of the Company immediately prior to such sale; or

●	consummation of a sale or disposition of all or substantially all of the assets or equity of an affiliate or division of the Company, if the Compensation Committee determines, in its sole discretion, that the economic effect of such sale or disposition on the employees of such affiliate or division, as the case may be, is tantamount to a change of control set forth in (i)-(iv) above, provided, however, that in such case, a change of control shall only be deemed to occur with respect to such employees, and not with respect to any other participants.

Nevertheless, no “change of control” is deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

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Director Compensation

The following table provides information regarding compensation paid to non-employee directors for services rendered during the fiscal year ended September 28, 2025. While Mr. Schoening served as our CEO, he did not receive additional compensation for his services as a director or Chairman. Mr. George receives compensation as our CEO and does not receive additional compensation for his services as a director.

Name	Fees Earned or Paid in Cash (1)	Stock Awards(2)	Total Compensation
Rimmy Malhotra	$44,000	$57,118	$101,118
Dale Lehmann	44,000	57,118	101,118
Dayton Judd	44,000	63,819	107,819

(1)	Director fees paid quarterly.

(2)	Represents restricted shares granted to each independent director in 2020, 2023 and 2024, respectively, as further described below, with 20,000 shares vesting each year through January 1, 2025, and 7,600 shares vesting on January 1, 2026. The amounts in the “Stock Awards” column reflect the dollar amounts recognized as the director portion of compensation expense for financial statement reporting purposes for each named director, as required by FASB ASC 718, disregarding any estimates for forfeitures relating to service-based vesting conditions.

In connection with Mr. Schoening’s resignation as CEO, the Board on December 5, 2025 approved the following annual director compensation for Mr. Schoening effective January 1, 2026: (a) $44,000 in cash and (b) $66,000 in restricted stock granted as of December 5, 2025 under the Company’s 2023 Plan, with 100% vesting on January 1, 2027, the share price calculated on the basis of the 10-day (immediately preceding and including the date of grant) VWAP, and the number of shares rounded up to the nearest 100 shares. The restricted stock award was made on December 5, 2025 and consisted of 4,700 shares of restricted stock.

Restricted Shares Awarded to Independent Board Members

On April 30, 2020, the Company’s Board voted to increase the annual Board compensation for the then three independent directors from $22,000 to $36,000, with an effective date of January 1, 2020, in addition to granting 100,000 restricted shares to each independent director which vest at a rate of 20% per year (20,000 shares) each January 1st, over the succeeding five years, through January 1, 2025. The total market value for the 300,000 shares is $525 thousand based on the stock price of $1.75 as of April 30, 2020. The Company amortizes the fair market value to stock compensation expense on a straight-line basis across the five-year vesting period beginning on April 30, 2020. As a result of Lawrence Hagenbuch’s departure from the Board in February 2023, his then-remaining 40,000 unvested restricted shares were forfeited. As of October 1, 2023, 60,000 (60%) of the restricted shares had vested. As of January 10, 2025, 100% of the restricted shares had vested.

On May 9, 2023, the Board approved a grant of 40,000 shares of restricted stock to Mr. Judd outside of the 2023 Plan. The shares vest 50% on each of January 1, 2024 and January 1, 2025. As of the grant date, the fair value of the shares was $124 thousand, to be amortized on a straight-line basis through January 1, 2025. As of January 10, 2025, 100% of the restricted shares had vested.

On November 5, 2024, the Board approved the following Board compensation for the three independent directors, effective January 1, 2025: (a) a cash payment of $44,000, and (b) $66,000 in restricted stock awarded under the 2023 Plan, with 100% vesting on January 1, 2026, the share price calculated on the basis of the 10-day VWAP, and the number of shares rounded up to the nearest 100 shares. The restricted stock award was made on November 5, 2024 and consisted of 7,600 shares of restricted stock for each independent director.

On November 4, 2025, the Board approved the following Board compensation for the three independent directors, effective January 1, 2026: (a) a cash payment of $44,000, and (b) $66,000 in restricted stock awarded under the 2023 Plan, with 100% vesting on January 1, 2027, the share price calculated on the basis of the 10-day VWAP, and the number of shares rounded up to the nearest 100 shares. The restricted stock award was made on November 4, 2025 and consisted of 4,000 shares of restricted stock for each independent director.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

On January 12, 2026, we had 6,937,358 shares of common stock outstanding, zero options, zero warrants, and 73,000 granted and unvested restricted stock units. The following table sets forth certain information with respect to the beneficial ownership of our securities as of January 12, 2026, for (i) each of our directors and executive officers; (ii) all of our directors and executive officers as a group; and (iii) each person who we know beneficially owns more than 5% of our common stock.

Beneficial ownership data in the table has been calculated based on SEC rules that require us to identify all securities that are exercisable or convertible into shares of our common stock within 60 days of January 12, 2026 and treat the underlying stock as outstanding for the purpose of computing the percentage of ownership of the holder.

Except as indicated by the footnotes following the table, and subject to applicable community property laws, each person identified in the table possesses sole voting and investment power with respect to all capital stock held by that person. The address of each named executive officer and director, unless indicated otherwise by footnote, is c/o our corporate headquarters.

Except as otherwise set forth below, the address of each of the persons listed below is our address.

Title of Class	Name of Beneficial Owner	Number of Shares	Percentage of Outstanding Shares

5% Holders	Collin McBirney, Topline Capital Partners, LP(1)	691,256	10.0%

Directors and officers:	Danny Schoening	796,730	11.5%
	Karen Hawkins (2)	31,606	0.5%
	Chad George (3)	7,035	0.1%
	Dayton Judd (4)	862,606	12.4%
	Rimmy Malhotra (5)	100,165	1.4%
	Dale Lehmann	122,721	1.8%

Directors and officers as a group (5 Individuals)		1,920,863	27.7%

(1)	Represents 691,256 common shares reported as held by Topline Capital Partners, LP on a Form 4 filed on June 30, 2024. According to this Form 4, Collin McBirney is the managing member of Topline Capital Management, LLC, which is the investment manager and general partner of Topline Capital Partners, LP, and the address for all three is 544 Euclid Street, Santa Monica, CA 90402.

(2)	Represents 31,606 common shares held directly by Ms. Hawkins, but does not reflect the 17,500 performance shares granted to Ms. Hawkins on December 18, 2025, which vest in five equal increments only if the average VWAP per share of our common stock over a 30 consecutive trading day period equals or exceeds a specified price.

(3)	Represents 7,035 common shares held directly by Mr. George, but does not reflect the 50,000 performance shares granted to Mr. George on December 18, 2025, which vest in five equal increments only if the average VWAP per share of our common stock over a 30 consecutive trading day period equals or exceeds a specified price.

(4)	Represents 862,606 common shares beneficially owned by Mr. Judd, of which 47,600 shares are held directly by Mr. Judd, 25,000 shares are through an IRA, and 786,006 shares are held by Sudbury Capital Fund, LP (the “Fund”). According to a Schedule 13D/A filed on October 25, 2022, Sudbury Holdings, LLC (“Holdings”) provides management services to the Fund, Sudbury Capital GP, LP (“GP”) acts as the general partner of the Fund, the GP has delegated management of the Fund’s investment program to Sudbury Capital Management, LLC (the “Investment Advisor”), Mr. Judd is the managing member of the Investment Advisor and partner and manager of the GP, and the address for all is 136 Oak Trail, Coppell, TX 75019. Mr. Judd is a director of the Company.

(5)	Represents 100,165 common shares beneficially owned by Mr. Malhotra, of which 98,278 are held directly by Mr. Malhotra and 1,887 are held by Nicoya Fund LLC. Mr. Malhotra is the managing member of Nicoya Capital LLC, which is the managing member of Nicoya Fund LLC. Mr. Malhotra is a director of the Company.

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Information with respect to our equity compensation plans

2023 Equity Incentive Plan

On February 16, 2023, the Company’s shareholders approved the Company’s 2023 Plan, under which 600,000 shares of common stock are reserved for issuance. The 2023 Plan permits the grant of stock options, performance shares, performance units, restricted stock, restricted stock units and stock appreciation rights to officers, other employees, individuals engaged to become officers or employees, consultants, advisors and non-executive directors of the Company. In connection with the approval of the 2023 Plan, the Company’s 2016 Restricted Stock Unit Plan and 2009 Stock Option Plan were both canceled.

A description of the 2023 Plan is incorporated herein by reference to “Proposal 3” in our definitive proxy statement on Schedule 14A filed with the SEC on January 17, 2023.

Pay Versus Performance

The Company is providing the following disclosure in response to Item 402(v) of Regulation S-K. The information set forth below was not used by the Compensation Committee in setting compensation for our named executive officers as set forth in the Summary Compensation Table. The disclosure in this section is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Pay Versus Performance Table

(a)	(b)	(c)	(d)	(e)	(f)	(g)
Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Summary Compensation Table Total for Non-PEO Named Executive Officer(s) (1)	Compensation Actually Paid to Non-PEO Named Executive Officer(s) (2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (3)	Net Income (thousands)
2025	$434,887	$434,887	$323,248	$323,248	$174.16	$5,147
2024	551,127	688,857	341,886	363,304	180.52	3,768

1. Reflects, in column (b), total compensation reported in the Summary Compensation Table (“SCT”) for our CEO, and, in column (d), total compensation reported in the SCT for our non principal executive officer (“non-PEO”) named executive officers, i.e., for the years 2025 and 2024, our CFO, and for the year 2025, our President.

2. Reflects, in column (c), compensation actually paid to our principal executive officer (“PEO”) and, in column (e), compensation actually paid to our non-PEO named executive officers, for the years 2025 and 2024 in the case of our CFO and for the year 2025, in the case of our President, consisting of the respective amounts set forth in columns (b) and (d) of the table, adjusted as set forth in the applicable table below, as determined in accordance with SEC rules.

3. Represents the cumulative total shareholder return (“TSR”) of the Company for the measurement periods ending on September 28, 2025 and September 29, 2024, respectively. The TSR reflected in this column for each applicable fiscal year is calculated based on a fixed investment of $100 at the applicable measurement point on the same cumulative basis as is used in Item 201(e) of Regulation S-K.

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The following table sets forth the adjustments made during each year represented in the Pay Versus Performance Table to arrive at compensation “actually paid” to our PEO during each of the years in question:

Adjustments to Determine Compensation “Actually Paid” for PEO	2025	2024
Deduction for amounts reported under the “Stock awards” column and stock portion of “Non-Equity Plan Incentive Compensation” column (not applicable) in the SCT	$-	$(80,870)
Deduction for amounts reported under the “Option awards” columns in the SCT	-	-
Increase for Fair Value* as of year-end of awards granted during year that remain outstanding and unvested as of year end	-	-
Increase for Fair Value* as of the vesting date of awards granted during year that vested during year	-	-
Increase/deduction for Change in Fair Value* from prior year-end to current year-end of awards granted prior to year that were outstanding and unvested as of year-end	-	-
Increase/deduction for Change in Fair Value* from prior year-end to vesting date of awards granted prior to year that vested during year	-	218,600
Deduction of Fair Value* as of prior year-end of awards granted prior to year that were forfeited during year	-	-
Increase based upon Incremental Fair Value*, if any, of awards modified during year(1)	-	-
Increase based upon dividends or other earnings paid during year prior to vesting date of award that are not otherwise included in total compensation	-	-
Total Adjustments	-	137,730

*	Awards include those in the “Stock awards” column and the stock portion of the “Non-Equity Incentive Plan Compensation” column (not applicable). The Fair Value or Change in Fair Value, as applicable, of the equity award adjustments was computed in accordance with FASB ASC Topic 718. The valuation assumptions used to calculate such Fair Values, such as assumed volatility and risk-free rate differ from those used at the time of grant due to the fluctuation in the stock price and the corresponding Monte Carlo Value simulations valued as of the corresponding dates in accordance with Item 402(v) of Regulation S-K.

The following table sets forth the adjustments made during each year represented in the Pay Versus Performance Table to arrive at compensation “actually paid” to our Non-PEO named executive officers during each of the years in question:

Adjustments to Determine Compensation “Actually Paid” for Non-PEO Named Executive Officers	2025	2024
Deduction for amounts reported under the “Stock awards” column and stock portion of “Non-Equity Plan Incentive Compensation” column in the SCT	$-	$(55,092)
Deduction for amounts reported under the “Option awards” column in the SCT	-	-
Increase for Fair Value* as of year-end of awards granted during year that remain outstanding and unvested as of year-end	-	-
Increase for Fair Value* as of the vesting date of awards granted during year that vested during year	-	-
Increase/deduction for Change in Fair Value* from prior year-end to current year-end of awards granted prior to year that were outstanding and unvested as of year-end	-	-
Increase/deduction for Change in Fair Value* from prior year-end to vesting date of awards granted prior to year that vested during year	-	76,510
Deduction of Fair Value* as of prior year-end of awards granted prior to year that were forfeited during year	-	-
Increase based upon Incremental Fair Value*, if any, of awards modified during year	-	-
Increase based upon dividends or other earnings paid during year prior to vesting date of award that are not otherwise included in total compensation	-	-
Total Adjustments	-	21,418

*	Awards include those in the “Stock awards” column and the stock portion of the “Non-Equity Incentive Plan Compensation” column. The Fair Value or Change in Fair Value, as applicable, of the equity award adjustments was computed in accordance with FASB ASC Topic 718. The valuation assumptions used to calculate such Fair Values, such as assumed volatility and risk-free rate differ from those used at the time of grant due to the fluctuation in the stock price and the corresponding Monte Carlo Value simulations valued as of the corresponding dates in accordance with Item 402(v) of Regulation S-K.

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Pay Versus Performance Comparative Disclosure

The Company believes that the amount of “compensation actually paid” to our PEO and other named executive officers is appropriately aligned with the Company’s total shareholder return and net income. The PEO’s total compensation shown in the Summary Compensation Table for 2025 was approximately 21% lower than the amount for 2024, and his compensation actually paid in 2025 was approximately 39% lower than the amount in 2024. For the non-PEO named executive officers, the total compensation shown in the Summary Compensation Table for 2025 was approximately 5% lower than the amount for 2024, and compensation actually paid in 2025 was approximately 11% lower than the amount in 2024. This compares to a TSR in 2025 that was approximately 4% lower than the TSR in 2024, and a net income in 2025 that was approximately 37% higher than in 2024.

Equity Compensation Plan Table

The following table provides information about our common stock that may be issued upon the exercise, vesting and/or settlement of the named securities outstanding under all our existing equity compensation plans as of September 28, 2025:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	-	$-	331,200
Equity compensation plans not approved by security holders	-	-	-
Total	-	-	331,200

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our common stock to file reports of their ownership and changes in ownership of our common stock with the SEC. Such executive officers, directors and shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on review of the copies of such reports and amendments thereto, with respect to the fiscal year ended September 28, 2025, we believe that all reports required to be filed by such persons pursuant to Section 16(a) were filed on a timely basis with the SEC, except for one Form 4 filed by Chad George on August 19, 2025 reporting a grant of restricted stock effected on August 11, 2025 and one Form 4 filed by Dale E. Lehmann on March 12, 2025 reporting a sale effected on March 7, 2025.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions with Executive Management

See the “Executive Compensation” section for a discussion of the material elements of compensation awarded to, earned by or paid to our named executive officers. Other than as stated in the “Executive Compensation” section, we have not entered into any transactions with executive management. There are no transactions disclosable under Item 404 of Regulation S-K.

Director Independence

As of January 12, 2026, the Company has three independent directors, as such term is defined under NASDAQ standards and two non-independent directors.

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PROPOSAL 1

THE ELECTION OF DIRECTORS

General

Five directors are to be elected at this Annual Meeting to serve until the 2027 annual meeting of shareholders or until, for each director, a successor has been elected and qualified. Unless otherwise instructed, the person or persons named in the accompanying proxy intend(s) to vote the shares represented by the proxy for the election of the nominees listed below. Although it is not contemplated that the nominees will decline or be unable to serve as directors, in such event, proxies will be voted by the proxy holder(s) for such other persons as may be designated by the Board.

The following table sets forth the nominees for the Board. See the “Management” Section for biographical information for each of the nominees.

Nominee for Director

Name	Age	Position

Chad M. George	48	Director, Chief Executive Officer, President
Dayton Judd	54	Director, Audit Committee Chair
Dale E. Lehmann	67	Director, Nominating Committee Chair
R. Rimmy Malhotra	49	Director, Compensation Committee Chair
Danny R. Schoening	61	Chairman and Director

Vote Required

The election of the directors requires a plurality (the five nominees receiving the most “FOR” votes) of the votes cast on the proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES IN PROPOSAL 1.

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PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF WHITLEY PENN LLP AS THE COMPANY’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2026

The Audit Committee has appointed Whitley Penn LLP (“Whitley Penn”) as our independent registered public accounting firm for the fiscal year ending September 27, 2026 and the Board has directed that the selection of Whitley Penn be submitted to a vote of shareholders at the Annual Meeting for ratification.

The shareholder vote is not binding on the Audit Committee. If the appointment of Whitley Penn is not ratified, the Audit Committee will evaluate the basis for the shareholders’ vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to shareholders. Even if the appointment of Whitley Penn is ratified, the Audit Committee may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our shareholders.

Representatives of Whitley Penn are expected to attend the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Principal Accountant Fees and Services

The following table sets forth the fees billed by Whitley Penn for audit services rendered for the fiscal years ended September 28, 2025 and September 29, 2024.

Fee Category	2025	2024
Audit Fees (1)	$174,233	$168,187
Audit-Related Fees	-	-
Tax Fees	9,250	9,250
All Other Fees	-	-
Total	$183,483	177,437

(1)	Audit Fees are fees for professional services performed for the audit of our annual consolidated financial statements and review of consolidated financial statements included in our 10-Q filings for the fiscal years ended September 28, 2025 and September 29, 2024.

Vote Required

The ratification of the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 27, 2026 requires a majority of the votes cast on the proposal.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 2.

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OTHER MATTERS

The Board knows of no matter to be brought before the Annual Meeting other than the matters identified in this proxy statement. However, with respect to any other matter that properly comes before the Annual Meeting, the proxy holder(s) will vote as recommended by the Board or, if no recommendation is given, in his, her or their own discretion.

SHAREHOLDER PROPOSALS FOR THE 2027 MEETING

Our amended and restated bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board, (ii) otherwise brought before the annual meeting by or at the direction of the Board, or (iii) otherwise properly brought before the annual meeting by a shareholder.

Shareholder proposals intended for inclusion in our proxy statement relating to the next annual meeting in 2027 pursuant to Rule 14a-8 must be received by us no later than September 22, 2026. If the date of next year’s annual meeting is moved by more than 30 days before or after the anniversary date of this year’s Annual Meeting, then the deadline for inclusion of a shareholder proposal in our proxy materials is instead a reasonable time before we begin to print and send our proxy materials for that meeting. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC.

Notice to us of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 also will be considered untimely if received at our principal executive offices other than during the time period set forth below and will not be placed on the agenda for the meeting. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to our Secretary. Under the Company’s amended and restated bylaws, to be considered timely, a shareholder’s notice must be delivered to the Secretary at our principal executive offices not later than December 9, 2026, nor earlier than November 9, 2026; provided, however, that if no annual meeting was held in the previous year or if the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the shareholder must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us. A copy of the Company’s amended and restated bylaws is attached as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on August 11, 2025.

Notice to us of a proxy solicitation in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 for the Company’s next annual meeting must be postmarked or transmitted electronically to us at our principal executive office no later than January 8, 2027, except that, if the date of next year’s annual meeting is moved by more than 30 days before or after the anniversary date of this year’s Annual Meeting, then notice must be provided by the later of 60 calendar days prior to the date of next year’s annual meeting or the 10th calendar day following the day on which public announcement of the date of next year’s annual meeting is first made by us.

ANNUAL REPORT

Upon written request to the Secretary, Optex Systems Holdings, Inc. at 1420 Presidential Drive, Richardson, TX 75081, we will provide without charge to each person requesting a copy of our 2025 Annual Report, including the financial statements filed therewith. We will furnish a requesting shareholder with any exhibit not contained therein upon specific request. In addition, this proxy statement, as well as our 2025 Annual Report, are available on our internet website at www.optexsys.com

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Danny Schoening
Danny Schoening
Chairman of the Board of Directors

25

# OPTEX SYSTEMS HOLDINGS, INC

1420 PRESIDENTIAL DRIVE RICHARDSON TX 75081

**VOTE BY INTERNET - www.optex.vote**

Use the Internet to vote by proxy up until 11:59 P.M. Eastern Time on March 8, 2026. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

**VOTE BY MAIL**

Mark, sign, and date this proxy card and promptly return it to
EQUITY STOCK TRANSFER,
237 W 37th St, Suite 602, New York, NY 10018,
ATTN: Shareholder Services.

**VOTE BY FAX or BY EMAIL**

Mark, sign, and date this proxy card and promptly return it
by fax: (347) 584-3644 ATTN: Shareholder Services or
by email: proxy@equitystock.com ATTN: Shareholder Services.

**CONTROL#**

## Optex Systems Holdings, Inc.

The undersigned hereby appoints Danny R. Schoening the true and lawful proxy of the undersigned, with full power of substitution, to vote all shares of the common stock, of Optex Systems Holdings, Inc., which the undersigned is entitled to vote at the Annual Meeting (the "Meeting") of stockholders of Optex Systems Holdings, Inc., to be held at 10:00 AM Central Time on March 9, 2026, virtually by calling 877-407-3088 (toll free), and any adjournment or postponement thereof. There will not be a physical meeting location.

**This proxy is solicited by the Company's Board of Directors.**

**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is given, this proxy will be voted as recommended by the Company's Board of Directors, or if no recommendation is given, in the proxy holder's discretion. The holder of the proxy, in his discretion, is further authorized to vote (x) for the election of a person to the Company's Board of Directors, if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter which the Company's Board of Directors did not know would be presented at the Meeting by December 3, 2025, and (z) on other matters which may properly come before the Meeting and any adjournments or postponements thereof.**

**The Board of Directors recommends a vote "FOR" for all of the nominees in Proposal 1, and "FOR" Proposal 2.**

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

| | For | Withhold |
|---|---|---|
| 1a. Chad M. George | ☐ | ☐ |
| 1b. Dayton Judd | ☐ | ☐ |
| 1c. Dale E. Lehmann | ☐ | ☐ |
| 1d. R. Rimmy Malhotra | ☐ | ☐ |
| 1e. Danny R. Schoening | ☐ | ☐ |

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign the full corporate or partnership name, by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |